SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 2, 2009


                              ENTECH  SOLAR, INC.
                              -------------------
               (Exact Name of Registrant as specified in charter)


  Delaware                          0-16936                       33-0123045
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(State or other jurisdiction      (Commission                 (IRS Employer
  of incorporation)                 File Number)             Identification No.)


     13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas      76177
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        (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code:   817/ 379-0100


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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS: ELECTION OF DIRECTORS;
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     As a result of restructuring in the financial and accounting section of Entech Solar, Inc. (the "COMPANY"), the employment of Kent J. Van Houten as Chief Financial Officer and Vice President of Entech Solar, Inc., was terminated effective April 2, 2009.

     Sandy Martin has been appointed to Corporate Controller and Chief Accounting Officer for the Company, and will report directly to Frank W. Smith, CEO. Sandy is a CPA with 25 years of financial management expertise. Before joining the Company, Sandy previously served as Vice President of Investor Relations for Sally Beauty Holdings from October 2006 through June 2008. Prior to that, she also held several positions with Pier 1 Imports from March 1992 through October 2006, including Director of Financial Reporting & Investments and Director of Financial Planning & Analysis. A copy of a press release issued on Tuesday, April 7, 2009 is furnished as Exhibit 99.1 to this report.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1     Press Release dated April 7, 2009.

 ______________________________________________________________________________

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENTECH SOLAR, INC.


By:  /s/ Frank W. Smith
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     Frank W. Smith
     Chief Executive Officer


Date:  April 7, 2009




EXHIBIT INDEX
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99.1     Press release dated April 7, 2009

[ENTECH SOLAR, INC. LOGO -- GRAPHIC OMITED]




                       ENTECH SOLAR ANNOUNCES CHANGES TO
                       FINANCE & ACCOUNTING ORGANIZATION



FORT WORTH, TX - April 7, 2009 - Entech Solar (OTC BB: ENSL.OB), a leading developer of concentrating solar energy systems, today announced the restructuring of its Finance & Accounting (F&A) organization. This restructuring reflects the recently announced changes in the Company's strategic direction, including the suspension of manufacturing operations for its current generation of concentrating solar systems in order to focus all resources on the rapid development and commercialization of its next generation products. The Company believes the new modules will provide a more competitive value proposition and address a larger market than the current product portfolio.

Effective immediately, the F&A group will be led by Sandy Martin, Corporate Controller and Chief Accounting Officer, reporting to Frank W. Smith, Chief Executive Officer. Ms. Martin will be located at the Company's Fort Worth, Texas headquarters and will replace James Vittor, who will continue with the Company in New Jersey until later this year when the transition of the finance staff to Fort Worth is complete. In addition, and as a consequence of Entech's restructuring, Kent Van Houten, Chief Financial Officer, has left the Company.

Sandy Martin is a CPA, with over 25 years of financial management experience, including significant expertise in SEC filings, financial planning and analysis,
and  investor  relations.   Sandy  was  previously  Vice  President,  Investor
Relations for Sally Beauty Holdings; Director of Financial Planning & Analysis for Pier 1 Imports; and a Senior Auditor with Touch Ross. She earned an MBA from the M.J. Neeley School of Business at Texas Christian University and a BBA in Accounting from the University of Texas at Arlington.


ABOUT  ENTECH  SOLAR

Entech Solar is a leading developer of concentrating solar energy systems. Entech designs modules that provide both electricity and thermal energy by utilizing its proprietary concentrating photovoltaic technologies in its SolarVolt and ThermaVolt systems, both of which produce cost-competitive distributed energy for a variety of commercial and industrial applications. For more information, please visit www.entechsolar.com.
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ENTECH SOLAR PRESS CONTACT:
Jessica Bloomgarden
jbloomgarden@entechsolar.com
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ENTECH SOLAR INVESTOR RELATIONS CONTACT:
Chris Witty
(646) 438-9385
cwitty@darrowir.com
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